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 T. ROWE PRICE
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State Tax-Free Income Trust

   Virginia Short-Term Tax-Free Bond Fund

 Supplement to prospectus dated July 1, 2000
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 Important Information About the Virginia Short-Term Tax-Free Bond Fund

 We want to let you know that on July 18, 2000, the Board of Trustees of the T. Rowe Price State Tax-Free Income Trust recommended a plan of reorganization for the Virginia Short-Term Tax-Free Bond Fund. Under the reorganization, the assets of the fund would be merged into the T. Rowe Price Tax-Free Short-Intermediate Fund. The Virginia Short-Term Tax-Free Bond Fund was closed to new investors on July 18.

 If you hold shares in the fund at the close of business August 25, 2000, the "record" date, you will have the opportunity to vote on the reorganization plan. Proxy materials and voting instructions will be mailed in early September to shareholders of record, and a special shareholder meeting will be held on October 25, 2000. If the proposal is approved, the transfer of assets will take place soon thereafter, and you will then own shares with the same total value in the Tax-Free Short-Intermediate Fund. The merger transaction is designed so as not to create tax liabilities for shareholders in the Virginia Short-Term Tax-Free Bond Fund.

 Please note that the Virginia Tax-Free Bond Fund is not involved in the reorganization plan.

 Detailed information about the proposed reorganization is provided only by the proxy. If you would like information about the Tax-Free Short-Intermediate Fund or any other T. Rowe Price fund, please give us a call at 1-800-225-5132 or visit our Web site at www.troweprice.com.
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 The date of this supplement is July 19, 2000.
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                                                                 C14-041 7/19/00